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                                                                    EXHIBIT 10.4


                                    GUARANTY

       FOR VALUABLE CONSIDERATION, and to induce NORWEST BANK TEXAS, NATIONAL ASSOCIATION, a national banking association (the "Bank"), to enter into that certain Credit Agreement dated December 9, 1997 (the "Credit Agreement"),with PATTERSON ENERGY, INC., a Delaware corporation (the "Borrower"), PATTERSON DRILLING COMPANY, a Delaware corporation, PATTERSON PETROLEUM, INC., a Texas corporation, and PATTERSON PETROLEUM TRADING COMPANY, INC., a Texas corporation (each a "Guarantor" and collectively the "Guarantors"), jointly and severally give this guaranty (the "Guaranty") and jointly and severally, absolutely, and unconditionally guarantee to the Bank the full and prompt payment of any and all indebtedness of every kind and nature whatsoever which the Borrower may now or at any time hereafter owe the Bank, including but not limited to each and every Obligation (as defined in the Credit Agreement) arising under the Credit Agreement, (collectively the "Indebtedness"). This Guaranty is an absolute, unconditional, and continuing guaranty of payment of the Indebtedness and shall continue to be binding upon the Guarantors until the Indebtedness is paid in full.

       The liability of the Guarantors under this Guaranty shall include accrued interest and all reasonable attorneys' fees, collection costs, and enforcement expenses incurred by the Bank in collecting on and enforcing its rights under the Indebtedness, and all such costs and expenses incurred by the Bank in connection with the protection, defense, or enforcement of this Guaranty in any litigation or bankruptcy proceedings. The Bank may apply in reduction of the Indebtedness any sums received by or available to the Bank on account of the Indebtedness from the Borrower or any other person, or from the Borrower's or other such persons' properties or any collateral security or other source of payment, and such application of proceeds or receipts shall not reduce or impair the liability of the Guarantors under this Guaranty.

       The Indebtedness may be created and continued in any amount without reducing or impairing the liability of the Guarantors under this Guaranty. Any payment made by the Guarantors under this Guaranty shall be effective to reduce or discharge the Guarantors' liability only if accompanied by a written transmittal document, received by the Bank and advising it that payment is made under this Guaranty for that purpose.

       Each Guarantor further acknowledges and agrees with the Bank that:

       1. No act or event need occur to establish the liability of any Guarantor under this Guaranty, and no act or event, except full payment and discharge of all Indebtedness, shall exonerate and discharge the liability of the Guarantors under this Guaranty.

       2. If any Guarantor is dissolved or changes its legal form of organization without the prior written consent of the Bank or becomes insolvent (however defined), then the Bank may declare immediately due and payable the obligations of that Guarantor under this Guaranty, and that Guarantor shall immediately pay to the Bank the full amount of all Indebtedness, whether due




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and payable or unmatured.  If any Guarantor voluntarily commences or there is commenced involuntarily against any Guarantor a case under the United States Bankruptcy Code, and any receiver, trustee, examiner, liquidator, or similar official is appointed for any Guarantor in connection therewith and the appointment continues undischarged or the proceeding continues undismissed or unstayed for 60 consecutive days, the obligations of any Guarantor under this Guaranty shall immediately be due and payable without the necessity of demand or notice.

       3. No Guarantor will exercise or enforce any right of contribution, reimbursement, recourse, or subrogation available to the Guarantor against the Borrower or any person liable for payment of the Indebtedness, or as to any collateral securing the Indebtedness, unless all Indebtedness has first been fully paid and discharged.

       4. The Bank may in its discretion enter into transactions resulting in the creation or continuance of Indebtedness, without notice to or the consent or approval of any Guarantor, regardless of whether any existing relationship between the Borrower and the Guarantor has been revoked and regardless of whether this Guaranty has been revoked.

       5. The liability of any Guarantor shall not be reduced or impaired by any of the following acts or events (which the Bank is expressly authorized to do, omit, or suffer from time to time, both before and after revocation of this Guaranty, without notice to or the consent or approval of any Guarantor):
(I) any acceptance of collateral security, guarantors, accommodation parties, or sureties for any or all of the Indebtedness; (ii) any one or more extensions or renewals of Indebtedness (including a period longer than the original period) or any modification of the interest rate, maturity, or other contractual terms applicable to all or part of the Indebtedness; (iii) any waiver or indulgence granted to the Borrower, any delay or lack of diligence in the enforcement of the Indebtedness, or any failure to institute proceedings, file a claim, give required notices, or otherwise protect any of the Indebtedness; (iv) any full or partial release of, settlement with, or agreement not to sue the Borrower or any other Guarantor or other person liable for any of the Indebtedness; (v) any discharge of any evidence of Indebtedness or the acceptance of any instrument renewing or refinancing the Indebtedness;
(vi) any failure to obtain collateral security (including rights of setoff) for the Indebtedness, or to assure its proper or sufficient creation, perfection, or priority, or to protect, insure, or enforce any collateral security, or any modification, substitution, discharge, impairment, or loss of the collateral security; (vii) any foreclosure or enforcement of any collateral security by the Bank or any other creditor of the Borrower with a security interest in the collateral security; (viii) any assignment or transfer of any Indebtedness or documentation evidencing the Indebtedness; (ix) any order of application of any payments or credits upon the Indebtedness from the Borrower, the Guarantors, or any other person; and (x) any election by the Bank under Section 1111(b)(2) of the United States Bankruptcy Code.

       6. Each Guarantor waives any and all defenses, claims, and discharges of the Borrower, or any other obligor, pertaining to the Indebtedness, except the defense of discharge by payment in full. Without limiting the generality of the preceding sentence, no Guarantor will assert, plead, or enforce against the Bank any defense of waiver, release, discharge in bankruptcy,





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statute of limitations, res judicata, statute of frauds, anti-deficiency statute, misrepresentation, fraud, incapacity, minority, usury, illegality, or unenforceability which may be available to the Borrower or any other party liable for payment of any of the Indebtedness, or any setoff available against the Bank to the Borrower or any other person, whether or not on account of a related transaction. Each Guarantor shall be liable for any deficiency remaining after foreclosure of any mortgage, deed of trust, or security interest securing the Indebtedness, whether or not the liability of the Borrower or any other obligor for such deficiency is discharged pursuant to statute or judicial decision.

       7. The Bank may in its sole discretion demand that any Guarantor discharge its obligations under this Guaranty at any time, either at the scheduled or accelerated maturity of the Indebtedness or at any earlier or later time, and regardless of whether there has been a default with respect to the Indebtedness. The Bank shall not be required to first resort for payment of the Indebtedness to the Borrower or to any other person or their properties, or first to enforce, realize upon, or exhaust any collateral security given to secure the Indebtedness before enforcing this Guaranty. Each Guarantor waives presentment, demand for payment, notice of dishonor or nonpayment, and protest of any instrument evidencing part or all of the Indebtedness.

       8. If any payment applied by the Bank to the Indebtedness is later set aside, recovered, rescinded, or returned for any reason (including, without limitation, the bankruptcy, insolvency, or reorganization of the Borrower or any other obligor), the Indebtedness to which the payment was applied shall under this Guaranty be deemed to have continued in existence, notwithstanding that application, and this Guaranty shall be enforceable for the Indebtedness as fully as if the application had never been made.

       9. The liability of each Guarantor under this Guaranty is in addition to and cumulative with all other liabilities of each Guarantor to the Bank as a guarantor or otherwise, without limitation as to amount, unless the instrument or agreement evidencing or creating the other liability specifically provides to the contrary.

       10. This Guaranty shall be enforceable regardless of the failure of other persons to sign other guaranties of the Indebtedness. This Guaranty shall be effective upon delivery to the Bank, without further act, condition, or acceptance by the Bank, and shall be binding upon each Guarantor and the representatives, successors, and assigns of each Guarantor for the benefit of the Bank and its participants, successors, and assigns. Any invalidity or unenforceability of any provision or application shall not affect other lawful provisions and applications of this Guaranty, which is severable. Before the payment in full of the Indebtedness, this Guaranty may not be waived, modified, amended, terminated, released, or otherwise changed except by a writing signed by each Guarantor and the Bank. This Guaranty is issued in and shall be governed by the laws of Texas.

       11. Each Guarantor represents and warrants to the Bank that (I) it is a corporation duly organized and existing in good standing and has full power and authority to make and deliver this





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Guaranty; (ii) its execution, delivery, and performance of this Guaranty has been duly authorized by all necessary action of its directors and shareholders and does not and will not violate the provisions of, or constitute a default under, any presently applicable law or its certificate or articles of incorporation or bylaws or any agreement presently binding on it; (iii) this Guaranty has been duly executed and delivered by its authorized officers and constitutes its lawful, binding, and legally enforceable obligation (subject to the United States Bankruptcy Code and other similar laws generally affecting the enforcement of creditors' rights); and (iv) the authorization, execution, delivery, and performance of this Guaranty do not require notification to, registration with, or consent or approval by any federal, state, or local regulatory body or administrative agency.

       IN WITNESS WHEREOF, this Guaranty has been duly executed on December 9,1997, by the Guarantors.



                                   PATTERSON DRILLING COMPANY

                                   ---------------------------------

                                   By:  /s/ JAMES C. BROWN
                                        ----------------------------

                                   Its: C.F.O.
                                        ----------------------------


                                   PATTERSON PETROLEUM, INC.

                                   ---------------------------------

                                   By:  /s/ JAMES C. BROWN
                                        ----------------------------

                                   Its: C.F.O.
                                        ----------------------------


                                   PATTERSON PETROLEUM TRADING COMPANY, INC.


                                   ---------------------------------

                                   By:  /s/ JAMES C. BROWN
                                        ----------------------------

                                   Its: C.F.O.
                                        ----------------------------




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